--------------------------------------------------------------------------------

                         UNIVERSAL CAPITAL GROWTH FUND
                         -----------------------------

                                 ANNUAL REPORT

                               SEPTEMBER 30, 2000


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


                      This page intentionally left blank.

UNIVERSAL CAPITAL GROWTH FUND
100 S. WACKER DRIVE
SUITE 2100
CHICAGO, IL  60606
(800) 969-9676

--------------------------------------------------------------------------------
                                                               November 16, 2000

Dear Shareholder,

Your fund management team at Optimum Investment Advisors would like to thank you for your support. The Universal Capital Growth Fund (the "Fund") recorded a total return, gross of sales charges, of 11.24% for the fiscal year ended

September 30, 2000. The Fund's investment results and those of the S&P 500/R Stock Index (the "S&P 500") are summarized in the following table:

                               TOTAL RETURNS<F1>
                               September 30, 2000

--------------------------------------------------------------------------------
                     Quarter   6 Months   1 Year   3 Years   5 Years  Inception
                                                                       1/22/91
--------------------------------------------------------------------------------
Universal Capital
Growth Fund
with 5.5% sales       -4.74%    -5.79%    11.24%    15.57%    17.70%    16.44%
load effect           -9.97%   -10.98%     5.13%    13.42%    16.37%    15.76%
--------------------------------------------------------------------------------
S&P 500 Stock Index   -0.97%    -3.60%    13.28%    16.44%    21.69%    19.01%
--------------------------------------------------------------------------------

<F1> Returns, except for the quarter and 6 months, represent average annual returns as of September 30, 2000. All returns shown include the reinvestment of dividends and distributions. Past performance is not indicative of future performance. Investment and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. Please refer to the performance chart on page three. Optimum Investment Advisors (formally known as Graver, Bokhof, Goodwin & Sullivan) assumed management of the Fund on August 15, 1997.

During the past fiscal six-month period, the Fund and the stock market have experienced a continuation of record volatility. At one point or another during this period, most industries and sectors have undergone significant corrections. The Nasdaq Composite Index (the "Nasdaq") has suffered the most damage, following on the heels of an extraordinary period when it soared some 95% between last October and March of this year. The current decline, which has extended beyond the Fund's fiscal year end, represents the second drop for the index of more than 30% since its March high. As an indication of the general damage done to the broad market, the average company's stock in the S&P 500 has fallen 30% from its fifty-two week high and more than two-thirds of all stocks are down greater than 20%. In hindsight, future earnings estimates were not sufficiently lowered during those earlier declines to avoid the blood-letting associated with third quarter reported results and announcements regarding future expectations. In addition, the mutual fund tax-selling season, which ended on October 31, was far more severe than during previous declines.

Future economic activity and Fed policy will weigh most heavily on whether we are in the process of a successful testing of the lows. Fed Chairman Greenspan's concern over inflation and "irrational exuberance" in the equity markets resulted in six interest rate increases by the Federal Reserve Board since June 1999. Tight monetary policy, especially when accompanied by sharply rising oil and gas prices and a very strong U.S. dollar, is resulting in slower economic growth. Numerous industries and companies are experiencing severe margin pressure as well. It appears likely that we are headed for a soft landing but additional time and further economic developments are necessary before we can reach this conclusion. As we analyze economic activity and corporate earnings results, we also cannot ignore the crisis developing in the Middle East. While no one can predict the outcome, it appears the degree of risk surrounding an all-out armed conflict is higher than it has been in sometime. Fortunately, the underlying inflation rate has thus far failed to respond to soaring energy costs. Slower economic growth and corporate margin pressure could hold inflation in check, but requires, close monitoring.

Looking ahead however, we believe the market has entered into a period of less exuberant returns, but one that should exhibit more rational behavior. Let us not forget that during the past decade equity returns were double those of historical standards and this is not likely to continue unabated. Unlike declines during the prior two years, we believe this year's correction has restored some "rationality" to the marketplace. The speculative technology bubble burst early this year when the Nasdaq fell 40% between March and May. This latest drop of 30% from the recovery high reached in July has taken an increasing number of big name technology favorites substantially lower. Fundamental valuation does seem to matter after all!

On that score, the mean price/earnings ratio for the S&P 500 has declined to 24.6X with the median multiple at a low of 16.5X. Over 70% of the stocks have P/E multiples below the mean and the average P/E multiple for those stocks is only 13.2X. From a valuation standpoint, a very large portion of the market resides at levels experienced at other major bottoms. While earnings going forward will face difficult year over year comparisons, they are far from negative. Third quarter results saw earnings for the S&P 500 rise 16%, and estimates for 2001 currently range in the 7%-9% area. Given current attractive valuation levels for much of the market, with flat to slightly rising earnings, there is little reason to drive stock prices lower. Moreover, in a slower economic environment with hopes for Fed easing, the case for another market rally improves.

In your Fund, the most notable of the best performers during the fiscal year were stocks in the financial sector, i.e., Merrill Lynch and Morgan Stanley Dean Witter among the brokers, American International Group in insurance and MBNA Corporation, a premier credit card company. The technology sector had its share of successes with ADC Telecommunications and Cisco providing both significant realized and unrealized gains. New purchases in this group, BEA Systems and Solectron, have appreciated nicely and look attractive going forward. However this area produced a number of our losses, namely BMC Software, Microsoft, Texas Instruments and WorldCom. In healthcare, we saw good gains by Medtronic and Amgen. The sector that experienced the largest number of earnings disappointments and consequently price deterioration was the consumer sector that included Carnival Cruise Lines, Circuit City Stores, Gap Stores, Staples Inc., New York Times Company and Proctor & Gamble.

We chose to realize losses as an offset to sizeable capital gains. Also, we made significant changes to our technology holdings, added to energy and cut back the number of consumer related stocks. Our challenge in the months ahead will be to identify and take advantage of undervalued situations in companies that can continue to produce earnings growth well in excess of the average. Fundamentally, the portfolio looks very attractive when compared to the S&P 500. The 3-5 year revenues and earnings growth projections for the companies owned in the Fund are almost double that of the S&P 500. We believe the Fund's portfolio is well positioned to participate in further appreciation of the general market.

We are encouraged by the progress we have made since assuming management of the Fund's assets in the fall of 1997 and look forward to working for you in the years ahead. We would be delighted to hear from you with any questions or comments.


Sincerely,

/s/Andrew J. Goodwin, III

Andrew J. Goodwin, III
President


<F1> The views expressed in this report reflect those of the investment adviser as of November 6, 2000 and those views are subject to change at any time based upon market and other conditions. Specific reference to individual securities and the Fund's investment positions as of September 30, 2000 are as follows. ADC Telecommunications, Inc., 3.1%; American International Group, 4.1%; Amgen, Inc., 4.0%; BEA Systems, Inc., 3.1%; BMC Software, 0.0%; Carnival Corporation, 0.0%; Circuit City Stores, 1.3%; Cisco Systems, Inc., 3.8%; Gap, Inc. (The), 0.0%; MBNA Corp., 3.3%; Medtronic Inc., 3.6%; Merrill Lynch & Co. Inc., 3.0%; Microsoft Corp., 2.8%; Morgan Stanley Dean Witter & Co., 3.1%; New York Times Company (The), 0.0%; Proctor & Gamble Company (The), 0.0%; Solectron Corporation, 3.7%; Staples, Inc., 0.0%; Texas Instruments Inc., 2.0%; and WorldCom Inc., 0.0%. The Fund holdings may change due to ongoing management and references to specific investments should not be construed as a recommendation of the Fund or its Adviser.

GROWTH OF $10,000 INVESTMENT

                      Universal                S&P 500
Date             Capital Growth Fund         Stock Index
----             -------------------         -----------
01/22/1999              9,452                   10,000
09/30/1991             10,548                   11,984
09/30/1992             11,001                   13,308
09/30/1993             12,337                   15,038
09/30/1994             13,257                   15,592
09/30/1995             18,278                   20,230
09/30/1996             19,631                   24,344
09/30/1997             26,745                   34,190
09/30/1998             28,649                   37,283
09/30/1999             37,123                   47,650
09/30/2000             41,283                   53,979


This chart assumes an initial gross investment of $10,000 made on 1/22/91 (commencement). Returns shown include the reinvestment of all dividends and distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund's performance graph includes deduction of the 5.5% front-end load. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.

---------------------------
     TOTAL RETURN<F1>
with 5.5% sales load effect
---------------------------
1 year                5.13%
---------------------------
5 year               16.37%
---------------------------
Since inception      15.76%
---------------------------
<F1>Represent average annual returns.

This report is not authorized for distribution unless accompanied or preceded by an effective prospectus for the Fund.
Dreher & Associates, Inc. as Distributor

                            UNIVERSAL CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000
                                                      SHARES              VALUE
                                                      ------              -----
COMMON STOCKS                         100.63%
---------------------------------------------

AEROSPACE AND DEFENSE                   3.19%
United Technologies Corporation                        8,000           $554,000

BANKS                                   8.60%
MBNA Corporation                                      15,000            577,500
Washington Mutual, Inc.                                8,000            318,500
Wells Fargo & Company                                 13,000            597,187
                                                                    -----------
                                                                      1,493,187

COMPUTERS                               3.89%
International Business
  Machines Corporation                                 6,000            675,000

COMPUTER NETWORKS                       6.96%
BEA Systems, Inc.<F1>                                  7,000            545,125
Cisco Systems, Inc.<F1>                               12,000            663,000
                                                                    -----------
                                                                      1,208,125

COMPUTER SOFTWARE                       2.78%
Microsoft Corporation<F1>                              8,000            482,000

DIVERSIFIED MISCELLANEOUS               3.58%
Tyco International Ltd.                               12,000            622,500

ELECTRICAL EQUIPMENT                    3.99%
General Electric Company                              12,000            692,250

ELECTRONIC PRODUCTS & COMPONENTS       12.73%
American Power
  Conversion Corporation<F1>                          20,000            383,750
Flextronics International Ltd.<F1>                     5,000            410,625
Intel Corporation                                     10,000            416,250
Solectron Corporation<F1>                             14,000            645,750
Texas Instruments Incorporated                         7,500            353,906
                                                                    -----------
                                                                      2,210,281

ENERGY                                  8.20%
AES Corporation<F1>                                    6,000            411,000
Halliburton Company                                   15,000            734,062
R&B Falcon Corporation<F1>                            10,000            278,750
                                                                    -----------

                                                                      1,423,812

<F1> Non-income producing

See Notes to the Financial Statements

                            UNIVERSAL CAPITAL GROWTH FUND

SEPTEMBER 30,  2000

                                                      SHARES              VALUE
                                                      ------              -----
COMMON STOCKS (CONTINUED)             100.63%
---------------------------------------------

FINANCE & FINANCIAL SERVICES           10.34%
American International Group, Inc.                     7,500           $717,656
Merrill Lynch & Co., Inc.                              8,000            528,000
Morgan Stanley Dean Witter & Co.                       6,000            548,625
                                                                    -----------
                                                                      1,794,281

HEALTHCARE                             10.31%
Amgen Inc.<F1>                                        10,000            698,281
Johnson & Johnson                                      5,000            469,688
Medtronic, Inc.                                       12,000            621,750
                                                                    -----------
                                                                      1,789,719


INDUSTRIAL EQUIPMENT                    1.61%
Illinois Tool Works Inc.                               5,000            279,375

PHARMACEUTICALS                         6.09%
Merck & Co., Inc.                                      7,200            535,950
Schering-Plough Corporation                           11,200            520,800
                                                                    -----------
                                                                      1,056,750

RETAIL                                 12.51%
CDW Computer Centers, Inc.<F1>                         5,000            345,000
Circuit City Stores, Inc.                             10,000            230,000
Costco Wholesale Corporation<F1>                      14,000            489,125
Lowe's Companies, Inc.                                12,000            538,500
Walgreen Co.                                          15,000            569,063
                                                                    -----------
                                                                      2,171,688

TELECOMMUNICATIONS                      5.85%
ADC Telecommunications, Inc.<F1>                      20,000            537,813
Tellabs, Inc.<F1>                                     10,000            477,500
                                                                    -----------
                                                                      1,015,313

TOTAL COMMON STOCKS
(COST $9,975,943)                                                    17,468,281
                                                                    -----------

TOTAL INVESTMENTS
(COST $9,975,943)                     100.63%                        17,468,281

LIABILITIES LESS OTHER ASSETS         (0.63)%                         (109,665)
                                                                    -----------

NET ASSETS                            100.00%                       $17,358,616
                                                                    ===========

<F1> Non-income producing

See Notes to the Financial Statements

                            UNIVERSAL CAPITAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

ASSETS:
Investments at value (cost $9,975,943)                             $17,468,281
Dividends and interest receivable                                        7,739
Prepaid expenses                                                         5,972
                                                                   -----------

Total assets                                                        17,481,992
                                                                   -----------

LIABILITIES:
Payable to custodian                                                    62,837
Accrued distribution fees                                               11,505
Payable to Adviser                                                       4,687
Other accrued expenses                                                  44,347
                                                                   -----------

Total liabilities                                                      123,376
                                                                   -----------

NET ASSETS                                                         $17,358,616
                                                                   ===========

NET ASSETS CONSIST OF:
Paid-in-capital                                                      8,439,456
Accumulated net realized gain
  on investments                                                     1,426,822
Net unrealized appreciation
  on investments                                                     7,492,338
                                                                   -----------

TOTAL NET ASSETS                                                   $17,358,616
                                                                   ===========


NET ASSET VALUE AND
  REDEMPTION PRICE PER SHARE
  ($17,358,616 DIVIDED BY
   751,193 SHARES OUTSTANDING)                                          $23.11
                                                                        ======

MAXIMUM OFFERING PRICE
  PER SHARE
  (NET ASSET VALUE, PLUS 5.82% OF NET
  ASSET VALUE OR 5.50% OF OFFERING PRICE)                               $24.46
                                                                        ======


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME:
Dividend income                                                        $95,041
Interest income                                                         26,682
                                                                   -----------
                                                                       121,723
                                                                   ===========
EXPENSES:
Investment advisory fees                                               184,870
Distribution fees                                                       61,274
Transfer agent fees and expenses                                        28,672
Legal fees                                                              27,913
Reports to shareholders                                                 25,910
Fund accounting fees                                                    20,983
Audit fees                                                              20,559
Federal and state registration fees                                     15,537
Administrative services agreement fees                                  12,464
Custody fees                                                             9,379
Trustees' fees and expenses                                              8,992
Other                                                                    4,401
                                                                   -----------

Total expenses before waiver                                           420,954
Waiver of investment advisory fees                                    (51,190)
                                                                   -----------

Net expenses                                                           369,764
                                                                   -----------

Net investment loss                                                  (248,041)
                                                                   -----------

REALIZED AND UNREALIZED GAINS:

Net realized gain on investments                                     1,718,511
Net realized loss on options purchased                               (150,150)
Change in net unrealized appreciation
  on investments                                                       640,117
                                                                   -----------

Net gain on investments                                              2,208,478
                                                                   -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                           $1,960,437
                                                                   ===========

See Notes to the Financial Statements

                            UNIVERSAL CAPITAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                           YEAR ENDED            YEAR ENDED
                                       SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                       ------------------    ------------------
OPERATIONS:
Net investment loss                        $(248,041)            $(216,298)
Net realized gain on investments            1,718,511             1,063,779
Net realized loss on options purchased      (150,150)                     -
Change in net unrealized
  appreciation on investments                 640,117             3,214,680

                                          -----------           -----------
Net increase in net assets
  resulting from operations                 1,960,437             4,062,161
                                          -----------           -----------

DISTRIBUTIONS:
Net realized gains                        (1,205,318)           (1,399,939)
                                          -----------           -----------

CAPITAL SHARE TRANSACTIONS :
Proceeds from 34,162 and 38,445
  shares issued, respectively                 795,523               871,272
Net asset value of 51,492 and 71,994
  shares issued to holders in reinvestment
  of dividends, respectively                1,178,649             1,375,088
Cost of 130,190 and 52,497
  shares redeemed, respectively           (3,045,418)           (1,144,818)
                                          -----------           -----------
Net increase (decrease) from
  capital transactions                    (1,071,246)             1,101,542
                                          -----------           -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS     (316,127)             3,763,764

NET ASSETS:
Beginning of year                          17,674,743            13,910,979
                                          -----------           -----------

End of year                               $17,358,616           $17,674,743
                                          ===========           ===========

See Notes to the Financial Statements

                            UNIVERSAL CAPITAL GROWTH FUND


FINANCIAL HIGHLIGHTS

                                             YEAR ENDED SEPTEMBER 30,
                                    2000      1999      1998  1997<F1>      1996
                                    ----      ----      ----  --------      ----
NET ASSET VALUE,
  BEGINNING OF YEAR               $22.21    $18.86    $18.09    $14.99    $16.28

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss               (0.33)    (0.27)    (0.21)    (0.08)    (0.10)
Net realized and unrealized gain
  on investments                    2.80      5.54      1.46      4.97      1.14
                                 -------   -------   -------   -------   -------

TOTAL FROM INVESTMENT OPERATIONS    2.47      5.27      1.25      4.89      1.04
                                 -------   -------   -------   -------   -------

LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net realized gains                (1.57)    (1.92)    (0.48)    (1.79)    (2.33)
                                 -------   -------   -------   -------   -------

NET ASSET VALUE, END OF YEAR      $23.11    $22.21    $18.86    $18.09    $14.99
                                 =======   =======   =======   =======   =======

TOTAL RETURN<F2>                  11.24%    29.54%     7.12%    36.24%     7.40%

SUPPLEMENTAL DATA AND RATIOS:
Ratio of net expenses to
  average net assets:
  Before waiver of investment
     adviser fees                  2.28%     2.18%     2.37%     2.50%     2.35%
  After waiver of investment
     adviser fees                  2.00%     2.00%     2.00%     2.00%     2.00%
Ratio of net investment loss
  to average net assets:
  Before waiver of investment
     adviser fees                (1.62)%   (1.44)%   (1.40)%   (0.98)%   (1.02)%
  After waiver of investment
     adviser fees                (1.34)%   (1.26)%   (1.03)%   (0.48)%   (0.67)%
Portfolio turnover rate            37.7%     71.1%     58.1%     49.2%    262.1%

Net assets,
  end of year (in 000's)         $17,359   $17,675   $13,911   $12,994   $11,124

<F1> On August 15, 1997, the adviser changed to Optimum Investment Advisors,
     L.P. (formerly known as Graver, Bokhof, Goodwin & Sullivan) from Integrated Financial Services, Inc.
<F2> The total return calculation does not reflect any sales load imposed on the purchase of shares.

See Notes to the Financial Statements

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund"), is the only series of the Trust currently offered.


INVESTMENT VALUATION. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

OPTION CONTRACTS. The Fund purchases put option contracts to hedge portfolio investments. Option contracts are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 2000, the Fund reduced paid-in-capital by $248,041 for the current period's net investment loss. The Fund hereby designates approximately $1,205,318 as a capital gain dividend for the purpose of the dividends paid deduction.

2.   TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Optimum Investment Advisors, L.P., formally known as Graver, Bokhof, Goodwin & Sullivan (the "Adviser"), the Fund pays an investment advisory fee at the annual rate of 1.00% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the year ended September 30, 2000, the Fund incurred investment advisory fees of $184,870 under this agreement.

The agreement provides for the waiver of expenses from the Adviser through December 31, 2001 should the Fund's normal operating expenses exceed 2.00% of average daily net assets. During the year ended September 30, 2000, the Adviser waived $51,190 of its investment advisory fee.

Dreher & Associates, Inc. (the "Distributor") serves as distributor for the Trust. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to that plan, prior to January 28, 2000, the Fund paid the Distributor a monthly service fee of .25% and a monthly distribution fee of
 .25%, based on the Fund's average daily net assets. As of January 28, 2000, the Fund pays the Distributor a monthly distribution fee of .25%, based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the year ended September 30, 2000, the Fund incurred fees

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

under the plan of $61,274. The Distributor received commissions of $9,170 from the sale of the Fund's shares during the year ended September 30, 2000.

Effective January 28, 2000, the Trust has adopted an Administrative Services Agreement whereby the Fund pays the Distributor a monthly fee of .10%, based on the Fund's average daily net assets. In return, the Distributor provides information and administrative services for the benefit of the Fund and its shareholders. During the period January 28 to September 30, 2000, the Fund incurred $12,464 in administrative services fees.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy of obtaining best price and execution. During the year ended September 30, 2000, the Fund paid brokerage commissions to the Distributor on purchases and sales of securities in the amount of $9,310. It is the Adviser's opinion that the use of the Distributor to execute portfolio transactions results in prices for and execution of securities transactions at least as favorable to the Fund as those likely to be derived from other qualified brokers. In addition, the Distributor charges the Fund commission rates consistent with those charged by the Distributor in similar transactions to clients that are comparable to the Fund.

3.   INVESTMENTS

Purchases and sales of investments, other than short-term obligations, were $6,727,815 and $8,046,132 respectively, for the year ended September 30, 2000.

The cost basis of investments for federal income tax purposes at September 30, 2000 was $9,975,943. At September 30, 2000, on a tax basis, gross unrealized appreciation was $7,667,490, gross unrealized depreciation was $175,152 and net unrealized appreciation was $7,492,338.


--------------------------------------------------------------------------------
                               FEDERAL TAX STATUS
                               OF 2000 DIVIDENDS

INCOME AND CAPITAL GAIN DIVIDENDS PAID TO YOU, WHETHER RECEIVED IN CASH OR REINVESTED IN SHARES, MUST BE INCLUDED IN YOUR FEDERAL INCOME TAX RETURN AND MUST BE REPORTED BY THE FUND TO THE INTERNAL REVENUE SERVICE IN ACCORDANCE WITH U.S. TREASURY DEPARTMENT REGULATIONS.

NONE OF THE DIVIDENDS PAID BY THE FUND QUALIFY FOR THE 70% DIVIDENDS RECEIVED DEDUCTION AVAILABLE TO CERTAIN CORPORATE SHAREHOLDERS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF THE SPECIAL SHAREHOLDER MEETING (UNAUDITED)

A special meeting of the shareholders of the Trust was held on August 17, 2000.

The matters voted on by the shareholders of record as of July 14, 2000 and the results of the shareholders' vote at the August 17, 2000 meetings were as follows:


1. To elect Andrew J. Goodwin, III, Robert A. Korajczyk, Robert F. Seebeck, Alan L. Zable as Trustees,

                                      For          Against        Abstain
                                    -------        -------        -------
     Andrew J. Goodwin, III         384,869         1,131          4,467
     Robert A. Korajczyk            384,788         1,212          4,467
     Robert F. Seebeck              382,678         3,322          4,467
     Alan L. Zable                  385,814           186          4,467

2A. To approve a new Investment Advisory Agreement with Optimum Investment Advisors,

                                      For          Against        Abstain
                                    -------        -------        -------
                                    362,316         1,095          27,056

2B. To continue the New Investment Agreement with Optimum Investment Advisors, L.P.

                                      For          Against        Abstain
                                    -------        -------        -------
                                    362,868          544           27,056

3. To ratify the appointment of Ernst & Young as auditors of the Trust for the current fiscal year.

                                      For          Against        Abstain
                                    -------        -------        -------
                                    380,253         2,116          8,100
--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders
Universal Capital Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Universal Capital Growth Fund, as of September 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with accounting principles generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

Universal Capital Growth Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Chicago, Illinois
October 27, 2000

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

INVESTMENT ADVISER
Optimum Investment Advisors, L.P.
100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606
(800) 969-9676

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Chicago, Illinois 60181
(630) 932-3000

CUSTODIAN
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri 64141

TRANSFER AGENT
Sunstone Financial Group, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI 53233
(800) 537-3446

COUNSEL
Vedder, Price, Kaufman & Kammholz
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois


This report is submitted for the general information of shareholders of the Universal Capital Growth Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The prospectus gives details about charges, investment objectives, risks and operation policies of the Fund. Read the prospectus carefully.